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                                                                    EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 2 to Registration Statement No. 333-51066 of The Detroit Edison Securitization Funding LLC on Form S-3 of our report dated February 16, 2001, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.




/s/ Deloitte & Touche LLP

Detroit, Michigan

February 28, 2001